UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):

January 28, 2010
COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)
(704) 557-4400

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 28, 2010, Carl Ware provided notice of his decision to resign from the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”). His resignation is effective as of March 9, 2010.
     Mr. Ware has been The Coca-Cola Company’s designee on our Board of Directors since 2000. Pursuant to the Amended and Restated Stock Rights and Restrictions Agreement, dated February 17, 2009, between the Company and The Coca-Cola Company, The Coca-Cola Company has the right to designate a candidate to fill Mr. Ware’s vacancy on our Board of Directors.
     Based on discussions with The Coca-Cola Company, we anticipate its designee to be determined and appointed to our Board of Directors with such appointment becoming effective as soon as practical.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)
Date: February 1, 2010	BY:	/s/ Umesh M. Kasbekar
Umesh M. Kasbekar
Senior Vice President, Planning and Administration